UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant    ☒

Filed by a party other than the Registrant    ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under §240.14a-12

CONSOLIDATED EDISON, INC.

(Name of Registrant as Specified In Its Charter)

NOT APPLICABLE

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Online Go to www.investorvote.com/ED or scan the QR code — login details are located in the shaded bar below. Consolidated Edison, Inc. Annual Meeting of Stockholders Notice Important Notice Regarding the Availability of Proxy Materials for the Consolidated Edison, Inc. Annual Meeting of Stockholders to be Held on Monday, May 16, 2022, 10:00 a.m. EDT Under Securities and Exchange Commission rules, you are receiving this Notice that the proxy materials for the Consolidated Edison, Inc. Annual Meeting of Stockholders are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and information about the Annual Meeting of Stockholders are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Consolidated Edison, Inc. proxy materials are available at: www.investorvote.com/ED Easy Online Access — View your proxy materials and vote. Step 1: Go to www.investorvote.com/ED. Step 2: Click on the icon on the right to view meeting materials. Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5:Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before Monday, May 2, 2022 to facilitate timely delivery. 2NOT

Consolidated Edison, Inc. Annual Meeting of Stockholders Notice Consolidated Edison, Inc. Annual Meeting of Stockholders will be held on Monday, May 16, 2022 at 10:00 a.m. EDT. Available via live webcast at www.virtualshareholdermeeting.com/ED2022 To access the virtual Annual Meeting via the webcast, you must obtain a virtual meeting access (“VMA”) control number as described in the proxy statement no later than 5:00 p.m., EDT, on Monday, May 9, 2022. The VMA control number is a 16-digit number that will provide you access to the virtual Annual Meeting. It does NOT replace the 15-digit Computershare control number that allows you to vote your shares. Due to the ongoing impact of the novel coronavirus disease, COVID-19, we plan to hold the Annual Meeting by means of remote communications only. Please check the meeting materials for any special requirements for virtual Annual Meeting attendance. YOUR VOTE IS IMPORTANT! We strongly recommend that you vote in advance of the virtual Annual Meeting. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR all nominees listed, and FOR Proposals 2 and 3: 1. Election of Directors: 01—Timothy P. Cawley 02—Ellen V. Futter 03—John F. Killian 04—Karol V. Mason 05—John McAvoy 06—Dwight A. McBride 07—William J. Mulrow 08—Armando J. Olivera 09—Michael W. Ranger 10—Linda S. Sanford 11—Deirdre Stanley 12—L. Frederick Sutherland 2. Ratification of appointment of independent accountants. 3. Advisory vote to approve named executive officer compensation. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. Information about the Consolidated Edison, Inc. Annual Meeting of Stockholders is available in the proxy statement which can be viewed at www.investorvote.com/ED. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.investorvote.com/ED. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Consolidated Edison, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, requests for a paper copy of proxy materials must be received by Monday, May 2, 2022.